Exhibit 5(c)-1

September 19, 2008

FirstEnergy Corp.
76 South Main Street
Akron, Ohio 44308

Re: Registration Statement on Form S-3

Ladies and Gentlemen:

          We have acted as counsel to FirstEnergy Corp., an Ohio corporation (“FirstEnergy”), in connection with the Registration Statement on Form S-3, as may be amended from time to time (the “Registration Statement”), filed on September 19, 2008 by FirstEnergy and several other registrants named therein with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”). The Registration Statement relates to, among other things, the offering and sale from time to time, as set forth in the Registration Statement, the form of prospectus relating to FirstEnergy contained therein (the “Prospectus”) and one or more supplements to the Prospectus (each, a “Prospectus Supplement”), by FirstEnergy of an unspecified number or amount and aggregate initial offering price of securities (the “Securities”) consisting of (a) shares of FirstEnergy’s common stock, par value $0.10 per share (the “Common Stock”), (b) shares of FirstEnergy’s Preferred Stock, par value $100.0 per share (the “Preferred Stock”), (c) senior unsecured debt securities of FirstEnergy (the “Debt Securities”), (d) warrants (the “Warrants”) to purchase FirstEnergy’s debt or equity securities, securities of third parties or certain other rights, or any combination of the foregoing, (e) share purchase contracts (the “Contracts”) obligating holders to purchase from FirstEnergy, and FirstEnergy to sell to holders, shares of Common Stock in the future, and (f) share purchase units (the “Units”) consisting of a share purchase contract and either FirstEnergy’s debt securities or debt obligations of third parties. The Securities may be issued, sold and delivered from time to time under the Registration Statement, the Prospectus and one or more Prospectus Supplements pursuant to Rule 415 under the Act. This opinion is being furnished in accordance with the requirements of Item 601(b) (5) of Regulation S-K under the Act.

          We have examined originals or certified copies of (a) the Indenture for Debt Securities, dated as of November 15, 2001 and filed as Exhibit 4(c) to the Registration Statement (as amended, supplemented or modified from time to time, the “Indenture”), between FirstEnergy and The Bank of New York Mellon, as sucessor trustee (the “Trustee”), and such other certificates and documents of officials of FirstEnergy, public officials and others as we have deemed appropriate for purposes of this letter. We

FirstEnergy Corp.
September 19, 2008

have assumed the genuineness of all signatures, the legal capacity of all natural persons, the authenticity of all documents submitted to us as originals, the conformity to authentic original documents of all copies submitted to us as conformed, certified or reproduced copies, and that the Securities will conform to the applicable specimen thereof filed as an exhibit to the Registration Statement.

          In addition, this opinion assumes that:

          (a)      the Registration Statement will have become effective upon filing under the Act and will remain effective through any offer and sale of Securities;

          (b)      for each type or series of Securities FirstEnergy offers by means of a Prospectus, FirstEnergy will have prepared and filed with the Commission under the Act a Prospectus Supplement which describes that type or series and, if Securities of another type or series are issuable on the conversion, exchange, redemption or exercise of the Securities being offered, which also describes that other type or series;

          (c)      FirstEnergy will have offered, issued and sold the Securities in the manner contemplated by the Registration Statement and the relevant Prospectus Supplements and otherwise in compliance with all applicable federal and state securities laws, and the terms of any such Securities will not violate any applicable law or any debt securities of FirstEnergy or result in a default or breach of any agreement binding upon FirstEnergy, and comply with any requirement or restriction imposed by any court or other governmental body having jurisdiction over it;

          (d)      in the case of Securities of any type which FirstEnergy issues and sells, the Board of Directors of FirstEnergy (or any committee of one or more members of that Board which that Board has duly designated (that board or any such committee being the “Board”)) will have taken all corporate action necessary to authorize the issuance of those Securities and the other Securities, if any, issuable on the conversion, exchange, redemption or exercise of those Securities, and approve the terms of the offering and sale of those Securities;

          (e)      FirstEnergy and the initial purchasers of the Securities of any type will have duly authorized, executed and delivered a definitive purchase agreement relating to those Securities;

          (f)      in the case of any Securities issuable on the conversion, exchange, redemption or exercise of other Securities, those Securities will be available for issuance on that conversion, exchange, redemption or exercise;

          (g)      the Indenture has been duly authorized, executed and delivered by FirstEnergy and the Trustee, and that at the time of execution, authentication, issuance and delivery of the Securities, the Indenture will be valid and binding obligation of the Trustee, enforceable against the Trustee in accordance with its terms;

FirstEnergy Corp.
September 19, 2008

          (h)      in the case of Debt Securities of any series, (i) the Board will have designated and established the terms of the series to which those Debt Securities belong and those Debt Securities will not include any provision that is unenforceable; (ii) the Indenture will have become qualified under the Trust Indenture Act of 1939, as amended; and (iii) forms of Debt Securities complying with the terms of the Indenture and evidencing those Debt Securities will have been duly executed, authenticated, issued and delivered in accordance with the provisions of the Indenture;

          (i)      in the case of Preferred Stock of any series, the Board will have duly adopted resolutions designating and establishing the terms of that series, and FirstEnergy will have caused any required statements respecting that series to be prepared and filed with the Secretary of State of the State of Ohio;

          (j)      in the case of shares of Common Stock or Preferred Stock, certificates representing such shares will have been duly executed, countersigned, registered and delivered in accordance with the provisions of FirstEnergy’s Amended Articles of Incorporation, Ohio law and the provisions of the applicable purchase agreement under which FirstEnergy will sell those Securities;

          (k)      in the case of each share of Common Stock or Preferred Stock, the purchase price therefor payable to FirstEnergy, or, if such share is issuable on the conversion, exchange, redemption or exercise of another Security, the consideration payable to FirstEnergy for that conversion, exchange, redemption or exercise, will not be less than the par value of that share;

          (l)      in the case of Warrants, (i) the Board will have designated and established the terms of such Warrants and any related warrant agreement and such Warrants and related warrant agreement will not include any provision that is unenforceable; (ii) forms of such Warrants complying with the terms of the related warrant agreement and evidencing those Warrants will have been duly executed and delivered in accordance with the provisions of the related warrant agreement; and (iii) any such warrant agreement shall have been duly authorized, executed and delivered by the parties thereto, and shall be valid and binding obligation of such parties, enforceable against such parties in accordance with its terms, and shall purport to be governed by the laws of the State of New York; and

          (m)      in the case of Contracts or Units, (i) the Board will have designated and established the terms of such Contracts or Units and any related purchase contract agreements and such Contracts or Units and related purchase contract agreements will not include any provision that is unenforceable; (ii) forms of such Contracts or Units complying with the terms of the related purchase contract agreements and evidencing those Contracts or Units will have been duly executed and delivered in accordance with the provisions of the related purchase contract agreements; and (iii) any such purchase contract agreements shall have been duly authorized, executed and delivered by the parties thereto, and shall be valid and binding obligation of such parties, enforceable against such parties in accordance with its terms and shall purport to be governed by the laws of the State of New York.

FirstEnergy Corp.
September 19, 2008

          Based upon the foregoing and subject to the assumptions, exceptions, qualifications and limitations set forth hereinafter, we are of the opinion that:

          1.      With respect to Securities constituting Debt Securities, the Indenture constitutes the legal, valid and binding agreement of FirstEnergy and when such Debt Securities have been duly executed, authenticated, issued, delivered and paid for as contemplated by the Registration Statement, the Prospectus and the applicable Prospectus Supplement and in accordance with the terms of Indenture, such Debt Securities (including any Debt Securities duly issued upon conversion, exchange or exercise of any other Security in accordance with the terms of such Security or the instrument governing such Security providing for such conversion, exchange or exercise as approved by the Board (as defined below) will be valid and binding obligations of FirstEnergy.

          2.     With respect to Securities constituting Warrants, when such Warrants have been duly executed, countersigned, issued, delivered and paid for as contemplated by the Registration Statement, the Prospectus, and the applicable Prospectus Supplement and in accordance with the applicable warrant agreement, such Warrants will be valid and binding obligations of FirstEnergy.

          3.     With respect to Securities constituting Contracts or Units, when such Contracts or Units have been duly executed, countersigned, issued, delivered, and paid for as contemplated by the Registration Statement, the Prospectus and the applicable Prospectus Supplement in accordance with the applicable purchase contract agreement, such Contracts or Units will be valid and binding obligations of FirstEnergy.

          The opinions and other matters in this letter are qualified in their entirety and subject to the following:

          A.      We express no opinion as to the laws of any jurisdiction other than the Included Laws. We have made no special investigation or review of any published constitutions, treaties, laws, rules or regulations or judicial or administrative decisions (“Laws”), other than a review of (i) the Laws of the State of New York, and (ii) the Federal Laws of the United States of America. For purposes of this letter, the term “Included Laws” means the items described in clauses (i) and (ii) of the preceding sentence that are, in our experience, normally applicable to transactions of the type contemplated in the Indenture. The term Included Laws specifically excludes (a) Laws of any counties, cities, towns, municipalities and special political subdivisions and any agencies thereof and (b) Laws relating to land use, zoning and building code issues, taxes, environmental issues, intellectual property Laws, antitrust issues and Federal Reserve Board margin regulation issues.

          B.      The matters expressed in this letter are subject to and qualified and limited by (i) applicable bankruptcy, insolvency, fraudulent transfer and conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, (ii) general principles of equity, including without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief (regardless of whether considered in a

FirstEnergy Corp.
September 19, 2008

proceeding at law or in equity), and (iii) securities Laws and public policy underlying such Laws with respect to rights to indemnification and contribution.

          C.      This opinion letter is limited to the matters stated herein and no opinion is to be inferred or implied beyond the opinions set forth herein. We undertake no, and hereby disclaim any, obligation to make any inquiry after the date hereof or to advise you of any future changes in any matter set forth herein, whether based in a change in the law, a change in any fact relating to FirstEnergy or any other person or any other circumstance.

          We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the use of our name in the Prospectus or any Prospectus Supplement forming a part of the Registration Statement under the caption “Legal Matters.” In giving this consent, we do not thereby admit that we are within the category of persons whose consent is required under Section 7 of the Act and the rules and regulations thereunder.

Very truly yours,

/s/ Akin, Gump, Strauss, Hauer & Feld, L.L.P.

AKIN, GUMP, STRAUSS, HAUER & FELD, L.L.P.

Exhibit 5(c)-2

Akin Gump Strauss Hauer & Feld LLP
Attorneys at Law

590 Madison Avenue
New York, New York 10022-2524

September 19, 2008

Ohio Edison Company
c/o FirstEnergy Corp.
76 South Main Street
Akron, Ohio 44308

Re: Ohio Edison Company, Registration Statement on Form S-3

Ladies and Gentlemen:

          We have acted as special counsel to Ohio Edison Company, an Ohio corporation (the “Company”), in connection with the Registration Statement on Form S-3, as may be amended from time to time (the “Registration Statement”), filed on September 19, 2008 by the Company and several other registrants named therein with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”). The Registration Statement relates to, among other things, the offering and sale from time to time, as set forth in the Registration Statement, the form of prospectus relating to the Company contained therein (the “Prospectus”) and one or more supplements to the Prospectus (each, a “Prospectus Supplement”), by the Company of an unspecified number or amount and aggregate initial offering price of one or more series of senior unsecured debt securities (the “Debt Securities”) of the Company. The Debt Securities may be issued, sold and delivered from time to time under the Registration Statement, the Prospectus and one or more Prospectus Supplements pursuant to Rule 415 under the Act. This opinion is being furnished in accordance with the requirements of Item 601(b) (5) of Regulation S-K under the Act.

           In our capacity as such counsel, we have either participated in the preparation of or have reviewed and are familiar with the Registration Statement, including the Prospectus, one or more Prospectus Supplements, and the Indenture, dated as of April 1, 2003 (the “Indenture”), between the Company and The Bank of New York Mellon, as trustee (the “Trustee”). We have also reviewed such other documents and have satisfied ourselves as to such other matters as we have deemed necessary in order to render this opinion. We have also assumed that the signatures on all documents examined by us are genuine, which assumptions we have not independently verified.

          In addition, this opinion assumes that:

FirstEnergy Corp.
September 19, 2008

          (a)      the Company is a corporation duly incorporated and validly existing in good standing under the laws of the State of Ohio;

          (b)      the Registration Statement will have become effective upon filing under the Act and will remain effective through any offer and sale of Debt Securities;

          (c)      for each series of Debt Securities the Company offers by means of a Prospectus, the Company will have prepared and filed with the Commission under the Act a Prospectus Supplement which describes that series;

          (d)      the Company will have offered, issued and sold the Debt Securities in the manner contemplated by the Registration Statement and the relevant Prospectus Supplements and otherwise in compliance with all applicable federal and state securities laws, and the terms of any such Debt Securities will not violate any applicable law or any debt securities of the Company or result in a default or breach of any agreement binding upon the Company, and comply with any requirement or restriction imposed by any court or other governmental body having jurisdiction over it;

          (e)      the Board of Directors of the Company (or any committee of one or more members of that Board which that Board has duly designated (that board or any such committee being the “Board”)) will have taken all corporate action necessary to authorize the issuance of the Debt Securities to be offered and sold;

          (g)      the Indenture has been duly authorized, executed and delivered by the Company and the Trustee, and that at the time of execution, authentication, issuance and delivery of the Debt Securities, the Indenture will be valid and binding obligation of the Trustee, enforceable against Trustee in accordance with its terms;

          (h)      the Company and the initial purchasers of the Debt Securities will have duly authorized, executed and delivered a definitive purchase agreement relating to those Debt Securities; and

          (i)      (a) the Board will have designated and established the terms of the series to which those Debt Securities belong and those Debt Securities will not include any provision that is unenforceable; (b) the Indenture will have become qualified under the Trust Indenture Act of 1939, as amended; and (c) forms of Debt Securities complying with the terms of the Indenture evidencing the Senior Unsecured Debt Securities will have been duly executed, authenticated, issued and delivered in accordance with the provisions of the Indenture.

           Based upon the foregoing and subject to the assumptions, exceptions, qualifications and limitations set forth herein, we are of the opinion that:

FirstEnergy Corp.
September 19, 2008

     1.    The Indenture constitutes the legal, valid and binding agreement of the Company.

     2.    When any Debt Securities have been executed, authenticated, issued, delivered and paid for as contemplated by the Registration Statement, the Prospectus and the applicable Prospectus Supplement and in accordance with the Indenture, such Debt Securities will constitute the legal, valid and binding obligations of the Company.

           The opinions and other matters in this letter are qualified in their entirety and subject to the following:

          A.      We express no opinion as to the laws of any jurisdiction other than the Included Laws. We have made no special investigation or review of any published constitutions, treaties, laws, rules or regulations or judicial or administrative decisions (“Laws”), other than a review of (i) the Laws of the State of New York, and (ii) the Federal Laws of the United States of America. For purposes of this letter, the term “Included Laws” means the items described in clauses (i) and (ii) of the preceding sentence that are, in our experience, normally applicable to transactions of the type contemplated in the Indenture. The term Included Laws specifically excludes (a) Laws of any counties, cities, towns, municipalities and special political subdivisions and any agencies thereof and (b) Laws relating to land use, zoning and building code issues, taxes, environmental issues, intellectual property Laws, antitrust issues and Federal Reserve Board margin regulation issues.

          B.      The matters expressed in this letter are subject to and qualified and limited by (i) applicable bankruptcy, insolvency, fraudulent transfer and conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, (ii) general principles of equity, including without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief (regardless of whether considered in a proceeding at law or in equity), and (iii) securities Laws and public policy underlying such Laws with respect to rights to indemnification and contribution.

          C.      This opinion letter is limited to the matters stated herein and no opinion is to be inferred or implied beyond the opinions set forth herein. We undertake no, and hereby disclaim any, obligation to make any inquiry after the date hereof or to advise you of any future changes in any matter set forth herein, whether based in a change in the law, a change in any fact relating to the Company or any other person or any other circumstance.

          We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the use of our name in the Prospectus or any Prospectus Supplement forming a part of the Registration Statement under the caption “Legal Matters.” In giving this consent, we do not thereby admit that we are within the category of persons whose consent is required under Section 7 of the Act and the rules and regulations thereunder.

FirstEnergy Corp.
September 19, 2008

Very truly yours,

/s/ Akin, Gump, Strauss, Hauer & Feld, L.L.P.

AKIN, GUMP, STRAUSS, HAUER & FELD, L.L.P.

Exhibit 5(c)-3

Akin Gump Strauss Hauer & Feld LLP
Attorneys at Law

590 Madison Avenue
New York, New York 10022-2524

September 19, 2008

The Cleveland Electric Illuminating Company
c/o FirstEnergy Corp.
76 South Main Street
Akron, Ohio 44308

Re: The Cleveland Electric Illuminating Company, Registration Statement on Form S-3

Ladies and Gentlemen:

          We have acted as special counsel to The Cleveland Electric Illuminating Company, an Ohio corporation (the “Company”), in connection with the Registration Statement on Form S-3, as may be amended from time to time (the “Registration Statement”), filed on September 19, 2008 by the Company and several other registrants named therein with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”). The Registration Statement relates to, among other things, the offering and sale from time to time, as set forth in the Registration Statement, the form of prospectus relating to the Company contained therein (the “Prospectus”) and one or more supplements to the Prospectus (each, a “Prospectus Supplement”), by the Company of an unspecified number or amount and aggregate initial offering price of one or more series of senior unsecured debt securities (the “Debt Securities”) of the Company. The Debt Securities may be issued, sold and delivered from time to time under the Registration Statement, the Prospectus and one or more Prospectus Supplements pursuant to Rule 415 under the Act. This opinion is being furnished in accordance with the requirements of Item 601(b) (5) of Regulation S-K under the Act.

           In our capacity as such counsel, we have either participated in the preparation of or have reviewed and are familiar with the Registration Statement, including the Prospectus, one or more Prospectus Supplements, and the Indenture, dated as of December 1, 2003 (the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”). We have also reviewed such other documents and have satisfied ourselves as to such other matters as we have deemed necessary in order to render this opinion. We have also assumed that the signatures on all documents examined by us are genuine, which assumptions we have not independently verified.

          In addition, this opinion assumes that:

FirstEnergy Corp.
September 19, 2008

          (a)      the Company is a corporation duly incorporated and validly existing in good standing under the laws of the State of Ohio;

          (b)      the Registration Statement will have become effective upon filing under the Act and will remain effective through any offer and sale of Debt Securities;

          (c)      for each series of Debt Securities the Company offers by means of a Prospectus, the Company will have prepared and filed with the Commission under the Act a Prospectus Supplement which describes that series;

          (d)      the Company will have offered, issued and sold the Debt Securities in the manner contemplated by the Registration Statement and the relevant Prospectus Supplements and otherwise in compliance with all applicable federal and state securities laws, and the terms of any such Debt Securities will not violate any applicable law or any debt securities of the Company or result in a default or breach of any agreement binding upon the Company, and comply with any requirement or restriction imposed by any court or other governmental body having jurisdiction over it;

          (e)      the Board of Directors of the Company (or any committee of one or more members of that Board which that Board has duly designated (that board or any such committee being the “Board”)) will have taken all corporate action necessary to authorize the issuance of the Debt Securities to be offered and sold;

          (g)      the Indenture has been duly authorized, executed and delivered by the Company and the Trustee, and that at the time of execution, authentication, issuance and delivery of the Debt Securities, the Indenture will be valid and binding obligation of the Trustee, enforceable against Trustee in accordance with its terms;

          (h)      the Company and the initial purchasers of the Debt Securities will have duly authorized, executed and delivered a definitive purchase agreement relating to those Debt Securities; and

          (i)      (a) the Board will have designated and established the terms of the series to which those Debt Securities belong and those Debt Securities will not include any provision that is unenforceable; (b) the Indenture will have become qualified under the Trust Indenture Act of 1939, as amended; and (c) forms of Debt Securities complying with the terms of the Indenture evidencing the Senior Unsecured Debt Securities will have been duly executed, authenticated, issued and delivered in accordance with the provisions of the Indenture.

           Based upon the foregoing and subject to the assumptions, exceptions, qualifications and limitations set forth herein, we are of the opinion that:

          1.      The Indenture constitutes the legal, valid and binding agreement of the Company.

FirstEnergy Corp.
September 19, 2008

          2.      When any Debt Securities have been executed, authenticated, issued, delivered and paid for as contemplated by the Registration Statement, the Prospectus and the applicable Prospectus Supplement and in accordance with the Indenture, such Debt Securities will constitute the legal, valid and binding obligations of the Company.

          The opinions and other matters in this letter are qualified in their entirety and subject to the following:

          A.      We express no opinion as to the laws of any jurisdiction other than the Included Laws. We have made no special investigation or review of any published constitutions, treaties, laws, rules or regulations or judicial or administrative decisions (“Laws”), other than a review of (i) the Laws of the State of New York, and (ii) the Federal Laws of the United States of America. For purposes of this letter, the term “Included Laws” means the items described in clauses (i) and (ii) of the preceding sentence that are, in our experience, normally applicable to transactions of the type contemplated in the Indenture. The term Included Laws specifically excludes (a) Laws of any counties, cities, towns, municipalities and special political subdivisions and any agencies thereof and (b) Laws relating to land use, zoning and building code issues, taxes, environmental issues, intellectual property Laws, antitrust issues and Federal Reserve Board margin regulation issues.

          B.      The matters expressed in this letter are subject to and qualified and limited by (i) applicable bankruptcy, insolvency, fraudulent transfer and conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, (ii) general principles of equity, including without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief (regardless of whether considered in a proceeding at law or in equity), and (iii) securities Laws and public policy underlying such Laws with respect to rights to indemnification and contribution.

          C.      This opinion letter is limited to the matters stated herein and no opinion is to be inferred or implied beyond the opinions set forth herein. We undertake no, and hereby disclaim any, obligation to make any inquiry after the date hereof or to advise you of any future changes in any matter set forth herein, whether based in a change in the law, a change in any fact relating to the Company or any other person or any other circumstance.

          We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the use of our name in the Prospectus or any Prospectus Supplement forming a part of the Registration Statement under the caption “Legal Matters.” In giving this consent, we do not thereby admit that we are within the category of persons whose consent is required under Section 7 of the Act and the rules and regulations thereunder.

FirstEnergy Corp.
September 19, 2008

Very truly yours,

/s/ Akin, Gump, Strauss, Hauer & Feld, L.L.P.

AKIN, GUMP, STRAUSS, HAUER & FELD, L.L.P.

Exhibit 5(c)-4

Akin Gump Strauss Hauer & Feld LLP
Attorneys at Law

590 Madison Avenue
New York, New York 10022-2524

September 19, 2008

The Toledo Edison Company
c/o FirstEnergy Corp.
76 South Main Street
Akron, Ohio 44308

Re: The Toledo Edison Company, Registration Statement on Form S-3

Ladies and Gentlemen:

          We have acted as special counsel to The Toledo Edison Company, an Ohio corporation (the “Company”), in connection with the Registration Statement on Form S-3, as may be amended from time to time (the “Registration Statement”), filed on September 19, 2008 by the Company and several other registrants named therein with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”). The Registration Statement relates to, among other things, the offering and sale from time to time, as set forth in the Registration Statement, the form of prospectus relating to the Company contained therein (the “Prospectus”) and one or more supplements to the Prospectus (each, a “Prospectus Supplement”), by the Company of an unspecified number or amount and aggregate initial offering price of one or more series of senior unsecured debt securities (the “Debt Securities”) of the Company. The Debt Securities may be issued, sold and delivered from time to time under the Registration Statement, the Prospectus and one or more Prospectus Supplements pursuant to Rule 415 under the Act. This opinion is being furnished in accordance with the requirements of Item 601(b) (5) of Regulation S-K under the Act.

           In our capacity as such counsel, we have either participated in the preparation of or have reviewed and are familiar with the Registration Statement, including the Prospectus, one or more Prospectus Supplements, and the Indenture, dated as of November 1, 2006 (the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”). We have also reviewed such other documents and have satisfied ourselves as to such other matters as we have deemed necessary in order to render this opinion. We have also assumed that the signatures on all documents examined by us are genuine, which assumptions we have not independently verified.

          In addition, this opinion assumes that:

FirstEnergy Corp.
September 19, 2008

          (a)      the Company is a corporation duly incorporated and validly existing in good standing under the laws of the State of Ohio;

          (b)      the Registration Statement will have become effective upon filing under the Act and will remain effective through any offer and sale of Debt Securities;

          (c)      for each series of Debt Securities the Company offers by means of a Prospectus, the Company will have prepared and filed with the Commission under the Act a Prospectus Supplement which describes that series;

          (d)      the Company will have offered, issued and sold the Debt Securities in the manner contemplated by the Registration Statement and the relevant Prospectus Supplements and otherwise in compliance with all applicable federal and state securities laws, and the terms of any such Debt Securities will not violate any applicable law or any debt securities of the Company or result in a default or breach of any agreement binding upon the Company, and comply with any requirement or restriction imposed by any court or other governmental body having jurisdiction over it;

          (e)      the Board of Directors of the Company (or any committee of one or more members of that Board which that Board has duly designated (that board or any such committee being the “Board”)) will have taken all corporate action necessary to authorize the issuance of the Debt Securities to be offered and sold;

          (g)      the Indenture has been duly authorized, executed and delivered by the Company and the Trustee, and that at the time of execution, authentication, issuance and delivery of the Debt Securities, the Indenture will be valid and binding obligation of the Trustee, enforceable against Trustee in accordance with its terms;

          (h)      the Company and the initial purchasers of the Debt Securities will have duly authorized, executed and delivered a definitive purchase agreement relating to those Debt Securities; and

          (i)      (a) the Board will have designated and established the terms of the series to which those Debt Securities belong and those Debt Securities will not include any provision that is unenforceable; (b) the Indenture will have become qualified under the Trust Indenture Act of 1939, as amended; and (c) forms of Debt Securities complying with the terms of the Indenture evidencing the Senior Unsecured Debt Securities will have been duly executed, authenticated, issued and delivered in accordance with the provisions of the Indenture.

           Based upon the foregoing and subject to the assumptions, exceptions, qualifications and limitations set forth herein, we are of the opinion that:

          1.      The Indenture constitutes the legal, valid and binding agreement of the Company.

FirstEnergy Corp.
September 19, 2008

          2.      When any Debt Securities have been executed, authenticated, issued, delivered and paid for as contemplated by the Registration Statement, the Prospectus and the applicable Prospectus Supplement and in accordance with the Indenture, such Debt Securities will constitute the legal, valid and binding obligations of the Company.

           The opinions and other matters in this letter are qualified in their entirety and subject to the following:

          A.      We express no opinion as to the laws of any jurisdiction other than the Included Laws. We have made no special investigation or review of any published constitutions, treaties, laws, rules or regulations or judicial or administrative decisions (“Laws”), other than a review of (i) the Laws of the State of New York, and (ii) the Federal Laws of the United States of America. For purposes of this letter, the term “Included Laws” means the items described in clauses (i) and (ii) of the preceding sentence that are, in our experience, normally applicable to transactions of the type contemplated in the Indenture. The term Included Laws specifically excludes (a) Laws of any counties, cities, towns, municipalities and special political subdivisions and any agencies thereof and (b) Laws relating to land use, zoning and building code issues, taxes, environmental issues, intellectual property Laws, antitrust issues and Federal Reserve Board margin regulation issues.

          B.      The matters expressed in this letter are subject to and qualified and limited by (i) applicable bankruptcy, insolvency, fraudulent transfer and conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, (ii) general principles of equity, including without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief (regardless of whether considered in a proceeding at law or in equity), and (iii) securities Laws and public policy underlying such Laws with respect to rights to indemnification and contribution.

          C.      This opinion letter is limited to the matters stated herein and no opinion is to be inferred or implied beyond the opinions set forth herein. We undertake no, and hereby disclaim any, obligation to make any inquiry after the date hereof or to advise you of any future changes in any matter set forth herein, whether based in a change in the law, a change in any fact relating to the Company or any other person or any other circumstance.

          We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the use of our name in the Prospectus or any Prospectus Supplement forming a part of the Registration Statement under the caption “Legal Matters.” In giving this consent, we do not thereby admit that we are within the category of persons whose consent is required under Section 7 of the Act and the rules and regulations thereunder.

FirstEnergy Corp.
September 19, 2008

Very truly yours,

/s/ Akin, Gump, Strauss, Hauer & Feld, L.L.P.

AKIN, GUMP, STRAUSS, HAUER & FELD, L.L.P.

Exhibit 5(c)-5

Akin Gump Strauss Hauer & Feld LLP
Attorneys at Law

590 Madison Avenue
New York, New York 10022-2524

September 19, 2008

Jersey Central Power & Light Company
c/o FirstEnergy Corp.
76 South Main Street
Akron, Ohio 44308

Re: Jersey Central Power & Light Company, Registration Statement on Form S-3

Ladies and Gentlemen:

          We have acted as special counsel to Jersey Central Power & Light Company, a New Jersey corporation (the “Company”), in connection with the Registration Statement on Form S-3, as may be amended from time to time (the “Registration Statement”), filed on September 19, 2008 by the Company and several other registrants named therein with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”). The Registration Statement relates to, among other things, the offering and sale from time to time, as set forth in the Registration Statement, the form of prospectus relating to the Company contained therein (the “Prospectus”) and one or more supplements to the Prospectus (each, a “Prospectus Supplement”), by the Company of an unspecified number or amount and aggregate initial offering price of one or more series of senior unsecured debt securities (the “Debt Securities”) of the Company. The Debt Securities may be issued, sold and delivered from time to time under the Registration Statement, the Prospectus and one or more Prospectus Supplements pursuant to Rule 415 under the Act. This opinion is being furnished in accordance with the requirements of Item 601(b) (5) of Regulation S-K under the Act.

           In our capacity as such counsel, we have either participated in the preparation of or have reviewed and are familiar with the Registration Statement, including the Prospectus, one or more Prospectus Supplements, and the Indenture, dated as of July 1, 1999 (the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as successor trustee (the “Trustee”). We have also reviewed such other documents and have satisfied ourselves as to such other matters as we have deemed necessary in order to render this opinion. We have also assumed that the signatures on all documents examined by us are genuine, which assumptions we have not independently verified.

          In addition, this opinion assumes that:

FirstEnergy Corp.
September 19, 2008

          (a)      the Company is a corporation duly incorporated and validly existing in good standing under the laws of the State of New Jersey;

          (b)      the Registration Statement will have become effective upon filing under the Act and will remain effective through any offer and sale of Debt Securities;

          (c)      for each series of Debt Securities the Company offers by means of a Prospectus, the Company will have prepared and filed with the Commission under the Act a Prospectus Supplement which describes that series;

          (d)      the Company will have offered, issued and sold the Debt Securities in the manner contemplated by the Registration Statement and the relevant Prospectus Supplements and otherwise in compliance with all applicable federal and state securities laws, and the terms of any such Debt Securities will not violate any applicable law or any debt securities of the Company or result in a default or breach of any agreement binding upon the Company, and comply with any requirement or restriction imposed by any court or other governmental body having jurisdiction over it;

          (e)      the Board of Directors of the Company (or any committee of one or more members of that Board which that Board has duly designated (that board or any such committee being the “Board”)) will have taken all corporate action necessary to authorize the issuance of the Debt Securities to be offered and sold;

          (g)      the Indenture has been duly authorized, executed and delivered by the Company and the Trustee, and that at the time of execution, authentication, issuance and delivery of the Debt Securities, the Indenture will be valid and binding obligation of the Trustee, enforceable against Trustee in accordance with its terms;

          (h)      the Company and the initial purchasers of the Debt Securities will have duly authorized, executed and delivered a definitive purchase agreement relating to those Debt Securities; and

          (i)      (a) the Board will have designated and established the terms of the series to which those Debt Securities belong and those Debt Securities will not include any provision that is unenforceable; (b) the Indenture will have become qualified under the Trust Indenture Act of 1939, as amended; and (c) forms of Debt Securities complying with the terms of the Indenture evidencing the Senior Unsecured Debt Securities will have been duly executed, authenticated, issued and delivered in accordance with the provisions of the Indenture.

          Based upon the foregoing and subject to the assumptions, exceptions, qualifications and limitations set forth herein, we are of the opinion that:

          1.      The Indenture constitutes the legal, valid and binding agreement of the Company.

FirstEnergy Corp.
September 19, 2008

          2.      When any Debt Securities have been executed, authenticated, issued, delivered and paid for as contemplated by the Registration Statement, the Prospectus and the applicable Prospectus Supplement and in accordance with the Indenture, such Debt Securities will constitute the legal, valid and binding obligations of the Company.

          The opinions and other matters in this letter are qualified in their entirety and subject to the following:

          A.      We express no opinion as to the laws of any jurisdiction other than the Included Laws. We have made no special investigation or review of any published constitutions, treaties, laws, rules or regulations or judicial or administrative decisions (“Laws”), other than a review of (i) the Laws of the State of New York, and (ii) the Federal Laws of the United States of America. For purposes of this letter, the term “Included Laws” means the items described in clauses (i) and (ii) of the preceding sentence that are, in our experience, normally applicable to transactions of the type contemplated in the Indenture. The term Included Laws specifically excludes (a) Laws of any counties, cities, towns, municipalities and special political subdivisions and any agencies thereof and (b) Laws relating to land use, zoning and building code issues, taxes, environmental issues, intellectual property Laws, antitrust issues and Federal Reserve Board margin regulation issues.

          B.      The matters expressed in this letter are subject to and qualified and limited by (i) applicable bankruptcy, insolvency, fraudulent transfer and conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, (ii) general principles of equity, including without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief (regardless of whether considered in a proceeding at law or in equity), and (iii) securities Laws and public policy underlying such Laws with respect to rights to indemnification and contribution.

          C.      This opinion letter is limited to the matters stated herein and no opinion is to be inferred or implied beyond the opinions set forth herein. We undertake no, and hereby disclaim any, obligation to make any inquiry after the date hereof or to advise you of any future changes in any matter set forth herein, whether based in a change in the law, a change in any fact relating to the Company or any other person or any other circumstance.

          We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the use of our name in the Prospectus or any Prospectus Supplement forming a part of the Registration Statement under the caption “Legal Matters.” In giving this consent, we do not thereby admit that we are within the category of persons whose consent is required under Section 7 of the Act and the rules and regulations thereunder.

FirstEnergy Corp.
September 19, 2008

Very truly yours,

/s/ Akin, Gump, Strauss, Hauer & Feld, L.L.P.

AKIN, GUMP, STRAUSS, HAUER & FELD, L.L.P.

Exhibit 5(c)-6

Akin Gump Strauss Hauer & Feld LLP
Attorneys at Law

590 Madison Avenue
New York, New York 10022-2524

September 19, 2008

Metropolitan Edison Company
c/o FirstEnergy Corp.
76 South Main Street
Akron, Ohio 44308

Re: Metropolitan Edison Company, Registration Statement on Form S-3

Ladies and Gentlemen:

          We have acted as special counsel to Metropolitan Edison Company, a Pennsylvania corporation (the “Company”), in connection with the Registration Statement on Form S-3, as may be amended from time to time (the “Registration Statement”), filed on September 19, 2008 by the Company and several other registrants named therein with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”). The Registration Statement relates to, among other things, the offering and sale from time to time, as set forth in the Registration Statement, the form of prospectus relating to the Company contained therein (the “Prospectus”) and one or more supplements to the Prospectus (each, a “Prospectus Supplement”), by the Company of an unspecified number or amount and aggregate initial offering price of one or more series of senior unsecured debt securities (the “Debt Securities”) of the Company. The Debt Securities may be issued, sold and delivered from time to time under the Registration Statement, the Prospectus and one or more Prospectus Supplements pursuant to Rule 415 under the Act. This opinion is being furnished in accordance with the requirements of Item 601(b) (5) of Regulation S-K under the Act.

          In our capacity as such counsel, we have either participated in the preparation of or have reviewed and are familiar with the Registration Statement, including the Prospectus, one or more Prospectus Supplements, and the Indenture, dated as of July 1, 1999, as supplemented (the “Indenture”), between the Company and The Bank of New York Mellon, as successor trustee (the “Trustee”). We have also reviewed such other documents and have satisfied ourselves as to such other matters as we have deemed necessary in order to render this opinion. We have also assumed that the signatures on all documents examined by us are genuine, which assumptions we have not independently verified.

          In addition, this opinion assumes that:

FirstEnergy Corp.
September 19, 2008

          (a)      the Company is a corporation duly incorporated and validly existing in good standing under the laws of the Commonwealth of Pennsylvania;

          (b)      the Registration Statement will have become effective upon filing under the Act and will remain effective through any offer and sale of Debt Securities;

          (c)      for each series of Debt Securities the Company offers by means of a Prospectus, the Company will have prepared and filed with the Commission under the Act a Prospectus Supplement which describes that series;

          (d)      the Company will have offered, issued and sold the Debt Securities in the manner contemplated by the Registration Statement and the relevant Prospectus Supplements and otherwise in compliance with all applicable federal and state securities laws, and the terms of any such Debt Securities will not violate any applicable law or any debt securities of the Company or result in a default or breach of any agreement binding upon the Company, and comply with any requirement or restriction imposed by any court or other governmental body having jurisdiction over it;

          (e)      the Board of Directors of the Company (or any committee of one or more members of that Board which that Board has duly designated (that board or any such committee being the “Board”)) will have taken all corporate action necessary to authorize the issuance of the Debt Securities to be offered and sold;

          (g)      the Indenture has been duly authorized, executed and delivered by the Company and the Trustee, and that at the time of execution, authentication, issuance and delivery of the Debt Securities, the Indenture will be valid and binding obligation of the Trustee, enforceable against Trustee in accordance with its terms;

          (h)      the Company and the initial purchasers of the Debt Securities will have duly authorized, executed and delivered a definitive purchase agreement relating to those Debt Securities; and

          (i)      (a) the Board will have designated and established the terms of the series to which those Debt Securities belong and those Debt Securities will not include any provision that is unenforceable; (b) the Indenture will have become qualified under the Trust Indenture Act of 1939, as amended; and (c) forms of Debt Securities complying with the terms of the Indenture evidencing the Senior Unsecured Debt Securities will have been duly executed, authenticated, issued and delivered in accordance with the provisions of the Indenture.

          Based upon the foregoing and subject to the assumptions, exceptions, qualifications and limitations set forth herein, we are of the opinion that:

          1.      The Indenture constitutes the legal, valid and binding agreement of the Company.

FirstEnergy Corp.
September 19, 2008

          2.      When any Debt Securities have been executed, authenticated, issued, delivered and paid for as contemplated by the Registration Statement, the Prospectus and the applicable Prospectus Supplement and in accordance with the Indenture, such Debt Securities will constitute the legal, valid and binding obligations of the Company.

           The opinions and other matters in this letter are qualified in their entirety and subject to the following:

          A.      We express no opinion as to the laws of any jurisdiction other than the Included Laws. We have made no special investigation or review of any published constitutions, treaties, laws, rules or regulations or judicial or administrative decisions (“Laws”), other than a review of (i) the Laws of the State of New York, and (ii) the Federal Laws of the United States of America. For purposes of this letter, the term “Included Laws” means the items described in clauses (i) and (ii) of the preceding sentence that are, in our experience, normally applicable to transactions of the type contemplated in the Indenture. The term Included Laws specifically excludes (a) Laws of any counties, cities, towns, municipalities and special political subdivisions and any agencies thereof and (b) Laws relating to land use, zoning and building code issues, taxes, environmental issues, intellectual property Laws, antitrust issues and Federal Reserve Board margin regulation issues.

          B.      The matters expressed in this letter are subject to and qualified and limited by (i) applicable bankruptcy, insolvency, fraudulent transfer and conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, (ii) general principles of equity, including without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief (regardless of whether considered in a proceeding at law or in equity), and (iii) securities Laws and public policy underlying such Laws with respect to rights to indemnification and contribution.

          C.      This opinion letter is limited to the matters stated herein and no opinion is to be inferred or implied beyond the opinions set forth herein. We undertake no, and hereby disclaim any, obligation to make any inquiry after the date hereof or to advise you of any future changes in any matter set forth herein, whether based in a change in the law, a change in any fact relating to the Company or any other person or any other circumstance.

          We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the use of our name in the Prospectus or any Prospectus Supplement forming a part of the Registration Statement under the caption “Legal Matters.” In giving this consent, we do not thereby admit that we are within the category of persons whose consent is required under Section 7 of the Act and the rules and regulations thereunder.

FirstEnergy Corp.
September 19, 2008

Very truly yours,

/s/ Akin, Gump, Strauss, Hauer & Feld, L.L.P.

AKIN, GUMP, STRAUSS, HAUER & FELD, L.L.P.

Exhibit 5(c)-7

Akin Gump Strauss Hauer & Feld LLP
Attorneys at Law

590 Madison Avenue
New York, New York 10022-2524

September 19, 2008

Pennsylvania Electric Company
c/o FirstEnergy Corp.
76 South Main Street
Akron, Ohio 44308

Re: Pennsylvania Electric Company, Registration Statement on Form S-3

Ladies and Gentlemen:

          We have acted as special counsel to Pennsylvania Electric Company, a Pennsylvania corporation (the “Company”), in connection with the Registration Statement on Form S-3, as may be amended from time to time (the “Registration Statement”), filed on September 19, 2008 by the Company and several other registrants named therein with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”). The Registration Statement relates to, among other things, the offering and sale from time to time, as set forth in the Registration Statement, the form of prospectus relating to the Company contained therein (the “Prospectus”) and one or more supplements to the Prospectus (each, a “Prospectus Supplement”), by the Company of an unspecified number or amount and aggregate initial offering price of one or more series of senior unsecured debt securities (the “Debt Securities”) of the Company. The Debt Securities may be issued, sold and delivered from time to time under the Registration Statement, the Prospectus and one or more Prospectus Supplements pursuant to Rule 415 under the Act. This opinion is being furnished in accordance with the requirements of Item 601(b) (5) of Regulation S-K under the Act.

           In our capacity as such counsel, we have either participated in the preparation of or have reviewed and are familiar with the Registration Statement, including the Prospectus, one or more Prospectus Supplements, and the Indenture, dated as of April 1, 1999, as supplemented (the “Indenture”), between the Company and The Bank of New York Mellon, as successor trustee (the “Trustee”). We have also reviewed such other documents and have satisfied ourselves as to such other matters as we have deemed necessary in order to render this opinion. We have also assumed that the signatures on all documents examined by us are genuine, which assumptions we have not independently verified.

          In addition, this opinion assumes that:

FirstEnergy Corp.
September 19, 2008

          (a)      the Company is a corporation duly incorporated and validly existing in good standing under the laws of the Commonwealth of Pennsylvania;

          (b)      the Registration Statement will have become effective upon filing under the Act and will remain effective through any offer and sale of Debt Securities;

          (c)      for each series of Debt Securities the Company offers by means of a Prospectus, the Company will have prepared and filed with the Commission under the Act a Prospectus Supplement which describes that series;

          (d)      the Company will have offered, issued and sold the Debt Securities in the manner contemplated by the Registration Statement and the relevant Prospectus Supplements and otherwise in compliance with all applicable federal and state securities laws, and the terms of any such Debt Securities will not violate any applicable law or any debt securities of the Company or result in a default or breach of any agreement binding upon the Company, and comply with any requirement or restriction imposed by any court or other governmental body having jurisdiction over it;

          (e)      the Board of Directors of the Company (or any committee of one or more members of that Board which that Board has duly designated (that board or any such committee being the “Board”)) will have taken all corporate action necessary to authorize the issuance of the Debt Securities to be offered and sold;

          (g)      the Indenture has been duly authorized, executed and delivered by the Company and the Trustee, and that at the time of execution, authentication, issuance and delivery of the Debt Securities, the Indenture will be valid and binding obligation of the Trustee, enforceable against Trustee in accordance with its terms;

          (h)      the Company and the initial purchasers of the Debt Securities will have duly authorized, executed and delivered a definitive purchase agreement relating to those Debt Securities; and

          (i)      (a) the Board will have designated and established the terms of the series to which those Debt Securities belong and those Debt Securities will not include any provision that is unenforceable; (b) the Indenture will have become qualified under the Trust Indenture Act of 1939, as amended; and (c) forms of Debt Securities complying with the terms of the Indenture evidencing the Senior Unsecured Debt Securities will have been duly executed, authenticated, issued and delivered in accordance with the provisions of the Indenture.

          Based upon the foregoing and subject to the assumptions, exceptions, qualifications and limitations set forth herein, we are of the opinion that:

          1.      The Indenture constitutes the legal, valid and binding agreement of the Company.

FirstEnergy Corp.
September 19, 2008

          2.      When any Debt Securities have been executed, authenticated, issued, delivered and paid for as contemplated by the Registration Statement, the Prospectus and the applicable Prospectus Supplement and in accordance with the Indenture, such Debt Securities will constitute the legal, valid and binding obligations of the Company.

          The opinions and other matters in this letter are qualified in their entirety and subject to the following:

          A.      We express no opinion as to the laws of any jurisdiction other than the Included Laws. We have made no special investigation or review of any published constitutions, treaties, laws, rules or regulations or judicial or administrative decisions (“Laws”), other than a review of (i) the Laws of the State of New York, and (ii) the Federal Laws of the United States of America. For purposes of this letter, the term “Included Laws” means the items described in clauses (i) and (ii) of the preceding sentence that are, in our experience, normally applicable to transactions of the type contemplated in the Indenture. The term Included Laws specifically excludes (a) Laws of any counties, cities, towns, municipalities and special political subdivisions and any agencies thereof and (b) Laws relating to land use, zoning and building code issues, taxes, environmental issues, intellectual property Laws, antitrust issues and Federal Reserve Board margin regulation issues.

          B.      The matters expressed in this letter are subject to and qualified and limited by (i) applicable bankruptcy, insolvency, fraudulent transfer and conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, (ii) general principles of equity, including without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief (regardless of whether considered in a proceeding at law or in equity), and (iii) securities Laws and public policy underlying such Laws with respect to rights to indemnification and contribution.

          C.      This opinion letter is limited to the matters stated herein and no opinion is to be inferred or implied beyond the opinions set forth herein. We undertake no, and hereby disclaim any, obligation to make any inquiry after the date hereof or to advise you of any future changes in any matter set forth herein, whether based in a change in the law, a change in any fact relating to the Company or any other person or any other circumstance.

          We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the use of our name in the Prospectus or any Prospectus Supplement forming a part of the Registration Statement under the caption “Legal Matters.” In giving this consent, we do not thereby admit that we are within the category of persons whose consent is required under Section 7 of the Act and the rules and regulations thereunder.

FirstEnergy Corp.
September 19, 2008

Very truly yours,

/s/ Akin, Gump, Strauss, Hauer & Feld, L.L.P.

AKIN, GUMP, STRAUSS, HAUER & FELD, L.L.P.